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                                                                  EXHIBIT 10.4.2

                                                                  EXECUTION COPY


                                                                           I.A.2

                                                           Contract No. MA-13779

                               AMENDMENT NO. 1 TO
                       COMMITMENT TO GUARANTEE OBLIGATIONS

     THIS AMENDMENT NO. 1 TO COMMITMENT TO GUARANTEE OBLIGATIONS, dated as of January 14, 2004 (this "Amendment") made and entered into by the UNITED STATES OF AMERICA (the "United States"), represented by the SECRETARY OF TRANSPORTATION, acting by and through the MARITIME ADMINISTRATOR (the "Secretary"), and accepted on said date by K-SEA TRANSPORTATION PARTNERS L.P., a Delaware limited partnership ("K-Sea LP"), and K-SEA OPERATING PARTNERSHIP L.P., a Delaware limited partnership ("K-Sea OLP"; K-Sea OLP and K-Sea LP collectively referred to as the "Shipowner" as set forth in Article II, Section 1(a)(ii) below). Except to the extent otherwise expressly defined herein, capitalized terms have the meanings set forth in Schedule X to the Amended and Restated Security Agreement, Contract No. MA-13781 (the "Security Agreement"), dated as of the date hereof, by and among K-Sea LP, K-Sea OLP and the Secretary.

                                    RECITALS:

     WHEREAS:

     A. K-Sea Transportation LLC, a Delaware limited liability company ("K-Sea LLC"), and EW Holding Corp., a New York corporation ("EW Holding"), are parties to that certain Commitment to Guarantee Obligations, Contract No. MA-13779, dated June 7, 2002 (the "Guarantee Commitment"), made and entered into by the United States, acting by and through the Secretary, and accepted on said date by K-Sea LLC and EW Holding;

     B. K-Sea LLC and EW Holding authorized the issuance of, and executed and delivered, obligations designated "United States Government Guaranteed Ship Financing Obligations, K-Sea Series 2002-1, 2002-2, 2002-3 and 2002-4" in an aggregate principal amount of Forty Million Four Hundred Forty-One Thousand United States Dollars ($40,441,000) (generally referred to as the "Title XI

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Financing") to finance a portion of the cost of construction of DBL 101, O.N.
1119760 ("DBL 101"), DBL 81, O.N. 1132231 ("DBL 81"), DBL 82, O.N. 1137538 ("DBL
82"), and Hull No. 422, to be known as DBL 102 (collectively with DBL 101, DBL 81 and DBL 82, the "Vessels", and each, a "Vessel");

     C. The Shipyard delivered DBL 101 to EW Holding on July 23, 2002, and DBL 101 has been documented in the name of EW Holding under the laws of the United States; the Shipyard delivered DBL 81 to K-Sea LLC on February 5, 2003, and DBL 81 has been documented in the name of K-Sea LLC under the laws of the United States; the Shipyard delivered DBL 82 to K-Sea LLC on June 27, 2003, and DBL 82 has been documented in the name of K-Sea LLC under the laws of the United States (DBL 101, DBL 81 and DBL 82 are herein referred to as the "Delivered Vessels"). Contemporaneously with its respective delivery by the Shipyard, each Delivered Vessel was chartered to K-Sea Transportation Corp., a New York corporation ("K-Sea Transportation"), pursuant to a bareboat charter approved by the Secretary;

     D. The Shipyard has under construction Hull No. 422, to be known as DBL 102 (the "Remaining Vessel"), expected to be delivered to K-Sea OLP on or about January 2004, and upon delivery, the Remaining Vessel will be documented in the name of K-Sea OLP, as shipowner, under the laws of the United States;

     E. In connection with the initial public offering of common units representing limited partner interests in K-Sea LP on the date hereof and all transactions and agreements contemplated or incidental thereto, including the execution of the Contribution, Conveyance and Assumption Agreement dated as of the date hereof (the "Contribution Agreement") by and among K-Sea LLC, EW Holding and K-Sea Transportation (together with K-Sea Acquisition Corp., a Delaware corporation, collectively, the "Original K-Sea Entities"), K-Sea Investors L.P., a Delaware limited partnership, K-Sea LP and K-Sea OLP and the performance of the terms and transactions set forth in the Contribution Agreement (collectively, the "MLP Transaction"), by assumption, merger and operation of law (x) K-Sea LP and K-Sea OLP simultaneously herewith have succeeded to all of the interests and obligations of the Original K-Sea Entities relating to the Title XI Financing, including, without limitation, the Obligations, the Original Indenture, the Secretary's Note, the Depository Agreement, the Original Security Agreement, the Mortgage, and all other documents and instruments related thereto, and the Vessels and (y) K-Sea OLP simultaneously herewith has succeeded to all of the interests and obligations of K-Sea LLC in the Construction Contract, as follows:

          (i) EW Holding has merged into K-Sea Transition4 Corp.; K-Sea Transition4 Corp. has entered into a merger with K-Sea LP4, L.P. (with both entities surviving and all obligations, liabilities and assets relating to the

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     Title XI Financing having been allocated to and vested in K-Sea LP4, L.P.;
     and K-Sea LP4, L.P. has merged into K-Sea OLP; and

          (ii) K-Sea LLC has merged into K-Sea LP1, L.P.; K-Sea LP1, L.P. has entered into a merger with K-Sea LP2, L.P. (with both entities surviving and all obligations, liabilities and assets relating to the Title XI Financing having been allocated to and vested in K-Sea LP2, L.P.); and K-Sea LP2, L.P. has merged into K-Sea OLP.

     F. The transfer of title to the Delivered Vessels is subject to the existing first preferred mortgage liens in favor of the Secretary, such liens will be assumed, respectively, under the Assumptions of Mortgage, Security Agreement and Secretary's Note and such liens will be restated by K-Sea OLP in accordance with the Restated Mortgage. The transfer resulting from the mergers described in Recitals (E)(i) and (ii) above ultimately to K-Sea OLP of any other security in favor of the Secretary is subject to the existing first priority security interest in favor of the Secretary;

     G. Each of K-Sea LP and K-Sea OLP, jointly and severally, specifically is assuming all of the respective rights and obligations of each of the Original K-Sea Entities and collectively the entities described in Recitals (E)(i) and
(ii) above with respect to the Title XI Financing;

     H. Pursuant to the Guarantee Commitment, the United States, acting by and through the Secretary, guaranteed certain amounts specified in the Guarantee Commitment in connection with the Title XI Financing; and

     I. The parties hereto desire to amend the Guarantee Commitment and, in the case of K-Sea LP and K-Sea OLP, to obtain the consent of the Secretary, as required by Section VI of the Guarantee Commitment.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.     ASSUMPTION AND CONSENT

     SECTION 1. ASSUMPTION OF GUARANTEE COMMITMENT. Pursuant to Articles V and VI of the Guarantee Commitment, K-Sea LP and K-Sea OLP, jointly and severally, hereby expressly assume all of the respective former, present and future

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obligations, duties, right, title and interest of the Original K-Sea Entities and collectively the entities described in Recitals (E)(i) and (ii) above in and to the Title XI Financing, together with all documents and instruments evidencing any such obligations, duties, right, title and interest thereto, and K-Sea LP and K-Sea OLP expressly agree, jointly and severally, specifically to perform all of the respective agreements and obligations of K-Sea LLC and EW Holding under the Guarantee Commitment as amended hereby.

     SECTION 2. SECRETARY'S CONSENT. The United States, acting through the Secretary (i) issued its conditional approval of the MLP Transaction on December 24, 2003, (ii) except for warranties and representations made to the Secretary, will, subject to (i) above, release K-Sea LLC and EW Holding and collectively the entities described in Recitals (E)(i) and (ii) above from the Guarantee Commitment, and (iii) agrees that from and after the date hereof, the Guarantee Commitment shall be assumed by K-Sea LP and K-Sea OLP and amended by this Amendment.

ARTICLE II.    AMENDMENTS TO GUARANTEE COMMITMENT

     SECTION 1. DEFINITIONS. As of, and with effect from, the date hereof (the "MLP Closing Date"), the Guarantee Commitment is amended as follows:

     (a) the expressions "the Guarantee Commitment", "this Guarantee Commitment", "hereof" and "hereunder" shall be construed, wherever they appear in the Guarantee Commitment and wherever the context so permits, to mean the Guarantee Commitment as amended by this Amendment;

     (i) the expressions "EW Holding" and "K-Sea" shall be construed, wherever either appears in the Guarantee Commitment, to mean collectively K-Sea LP and K-Sea OLP, jointly and severally as joint and several successors in interest to K-Sea LLC and EW Holding provided, however, where the context refers either to K-Sea LLC or EW Holding solely in its capacity as a shipowner, such reference shall be deemed to mean and refer to K-Sea OLP alone; and

     (ii) the expression "Shipowner" or "Shipowners" shall be construed, wherever it appears in the Guarantee Commitment, to mean K-Sea LP and K-Sea OLP, provided, however, where the context refers to the Shipowner solely in its capacity as owner of any Vessel, such reference shall be deemed to mean and refer to K-Sea OLP alone.

     (b) With effect from the date hereof, all references to the Guarantee Commitment contained in any documents delivered under or pursuant to the

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Guarantee Commitment shall be construed as references to the Guarantee
Commitment as amended by the terms of this Amendment and as it may be further amended, modified or supplemented from time to time.

ARTICLE III.   CONDITIONS TO EXECUTION AND DELIVERY OF THIS AMENDMENT

     The Secretary's agreement to this Amendment is subject to the following conditions having been met or being met simultaneously herewith on the date hereof, unless waived in writing by the Secretary:

     (a) The MLP Transaction shall have closed or shall close simultaneously with this Amendment and the proceeds thereof shall have been paid to or shall be paid simultaneously with this Amendment to the order of K-Sea LP and applied to prepayment of all debt (other than the Title XI Financing) of K-Sea LLC and/or EW Holding;

     (b) Each of the Original K-Sea Entities, if necessary, and collectively the entities described in Recitals (E)(i) and (ii) above, and K-Sea LP and K-Sea OLP shall have entered into documentation providing for the mergers as contemplated under the MLP Transaction;

     (c) K-Sea LLC, K-Sea LP1, L.P., K-Sea LP2, L.P. and K-Sea OLP shall have executed and delivered to the Secretary the Assumption of Construction Contract, subject to the first priority security interest of the Secretary, and the Shipyard shall have executed the Consent of Shipyard;

     (d) The Original K-Sea Entities, collectively the entities described in Recitals (E)(i) and (ii) above, K-Sea LP, K-Sea OLP and the Secretary, as required, shall have executed and delivered the following documents, each document or instrument being in form and substance satisfactory to each of the Original K-Sea Entities, K-Sea LP, K-Sea OLP and the Secretary, and if a party thereto, the Indenture Trustee and the Depository:

          (i)     Security Agreement, including Schedule X definitions;

          (ii)    Restated Title XI Reserve Fund and Financial Agreement;

          (iii) Supplemental Indenture No. 1, including Schedule A definitions;

          (iv)    Assumption of Secretary's Note;

          (v)     exchanged Obligations;

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          (vi)    Assumption of Mortgage, Security Agreement and Secretary's
                  Note (Corp4 DBL 101); Assumption of Mortgage, Security Agreement and Secretary's Note (LP4 DBL 101); and Assumption of Mortgage, Security Agreement and Secretary's Note (OLP DBL
                  101);

          (vii) Assumption of Mortgage, Security Agreement and Secretary's Note (LP1 DBL 81, DBL 82); Assumption of Mortgage, Security Agreement and Secretary's Note (LP2 DBL 81, DBL 82); and Assumption of Mortgage, Security Agreement and Secretary's Note (OLP DBL 81, DBL 82);

          (viii) Restated First Preferred Fleet Mortgage (the "Mortgage") from K-Sea OLP in favor of the Secretary respecting the Delivered Vessels;

          (ix)    Additional Mortgage;

          (x)     Assumption of Depository Agreement;

          (xi)    Termination of Depository Agreement (Segregated Account);

          (xii) Acknowledgement regarding Bareboat Charters respecting the Delivered Vessels;

          (xiii)  Additional Assignment of Insurance; and

          (xiv)   Assumption of Construction Contract.

     (e) The Secretary shall have received two executed original counterparts of all documents delivered by K-Sea LP and K-Sea OLP, the Indenture Trustee or the Depository in connection with this Amendment;

     (f)  K-Sea LP and K-Sea OLP shall have caused:

          (i) K-Sea Transition4 Corp., a Texas corporation ("Corp #4"), to execute and deliver the Assumption of Mortgage, Security Agreement and Secretary's Note (Corp4 DBL 101);

          (ii) K-Sea LP4, L.P., a Texas limited partnership ("LP #4"), to execute and deliver the Assumption of Mortgage, Security Agreement and Secretary's Note (LP4 DBL 101);

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          (iii)   K-Sea LP1, L.P., a Texas limited partnership ("LP #1"), to execute and deliver the Assumption of Mortgage, Security Agreement and Secretary's Note (LP1 DBL 81, DBL 82);

          (iv) K-Sea LP2, L.P., a Texas limited partnership ("LP #2"), to execute and deliver the Assumption of Mortgage, Security Agreement and Secretary's Note (LP2 DBL 81, DBL 82); and

          (v) One or more Letters of Credit to be issued and delivered to the Secretary in an amount equal to the difference between $8,000,000 and the amount of Additional Deposits.

     (g) The Secretary shall have received a letter agreement from K-Sea LP and K-Sea OLP to provide the Secretary within forty-five (45) calendar days after the MLP Closing Date, with eight conformed copies of this Amendment and each of the Appendices and Exhibits thereto executed on or prior to such date;

     (h) Each of the entities described in Recitals (E)(i) and (ii) above, K-Sea LP and K-Sea OLP shall have furnished to the Secretary on the date hereof an affidavit complying with the requirements of 46 CFR 355, demonstrating U.S. citizenship;

     (i) Each of K-Sea LP and K-Sea OLP shall have executed an Officer's Certificate representing and warranting the truth of the following statements as of the MLP Closing Date:

          (1)  each of the representations and warranties set out at Section
     2.01 of the General Provisions of the Security Agreement; and

          (2) each of K-Sea LP and K-Sea OLP is not in violation of any Federal laws having a substantial adverse effect on the interest of the United States of America under the Title XI Financing and the consummation of the transactions contemplated by this Amendment complies in all material respects with non-Title XI Federal law;

     (j) K-Sea LP and K-Sea OLP shall have complied in all material respects with its agreements under this Amendment;

     (k) There shall not have occurred any event which constitutes (or after any period of time or any notice, or both, would constitute) a "Default" under the Security Agreement, unless waived by the Secretary;

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     (l)  There shall have been delivered to the Secretary by K-Sea LP and K-Sea
OLP opinions of counsel substantially in the form attached hereto;

     (m) Prior to the MLP Closing Date, there shall have been delivered to the Secretary pro forma consolidated balance sheets for the Consolidated Group as of the MLP Closing Date immediately after the MLP Transaction, certified by an officer of K-Sea LP showing, among other things, (i) all non-Title XI debt of K-Sea LP and K-Sea OLP; and (ii) the qualifying requiremenets set forth in
Section 10 of the Financial Agreement shall have been complied with and certified to as required therein;

     (n) Appropriate instruments respecting each of the Delivered Vessels shall have been filed for re-documentation under the laws of the United States in the name of K-Sea OLP as owner thereof free and clear of all liens of record other than the Mortgage;

     (o) At least ten (10) days prior to the MLP Closing Date, K-Sea LP and K-Sea OLP shall have provided the Secretary with satisfactory evidence of marine insurance covering the Delivered Vessels and the Additional Vessels as required by the Security Agreement;

     (p) On the MLP Closing Date, K-Sea OLP shall have granted in favor of the Secretary the Additional Mortgage on the Additional Vessels with an aggregate Orderly Liquidation Value of at least Ten Million Dollars ($10,000,000) as additional collateral for the Guarantee;

     (q) K-Sea Transition4 Corp., K-Sea LP4, L.P., K-Sea LP1, L.P. and K-Sea LP2, L.P. shall have successively assumed the Obligations and all documents and instruments related to the Title XI Financing; K-Sea LP and K-Sea OLP shall have jointly and severally assumed the Obligations and all documents and instruments related to the Title XI Financing;

     (r) On the MLP Closing Date, the Assumption of Mortgage, Security Agreement and Secretary's Note (Corp4 DBL 101); Assumption of Mortgage, Security Agreement and Secretary's Note (LP4 DBL 101); Assumption of Mortgage, Security Agreement and Secretary's Note (OLP DBL 101); Assumption of Mortgage, Security Agreement and Secretary's Note (LP1 DBL 81, DBL 82); Assumption of Mortgage, Security Agreement and Secretary's Note (LP2 DBL 81, DBL 82); Assumption of Mortgage, Security Agreement and Secretary's Note (OLP DBL 81, DBL 82); the Restated Mortgage and the Additional Mortgage, shall have been filed for recording in the National Vessel Documentation Center of the U.S. Coast Guard (the "NVDC") so that the Mortgage respecting the Delivered Vessels and the

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Additional Mortgage respecting the Additional Vessels shall be maintained and fully perfected;

     (s) On or prior to the MLP Closing Date, K-Sea LP and K-Sea OLP shall have delivered or deposited to the Title XI Reserve Fund the Additional Availability of Funds in the aggregate amount of Eight Million Dollars ($8,000,000) in accordance with the terms of Section 6 of the Financial Agreement;

     (t) The partnership agreements of K-Sea LP and K-Sea OLP shall have been amended to comply with the Security Agreement and to otherwise be satisfactory in form and substance to the Secretary.

     (u) The Reverter Agreement shall have been executed in form and substance satisfactory to the Secretary that provides for returning the organizational structure, ownership of assets and liabilities and obligations to substantially the same state (as determined solely by the Secretary) they were in prior to the commencement of the MLP Transaction if the MLP Transaction does not conclude within 45 calendar days of K-Sea LP's delivery of a steps initiation notice to the Secretary (the "Initiation Notice"), at the sole option of the Secretary. K-Sea LLC, EW Holding, K-Sea Transition4 Corp., K-Sea LP4, L.P., K-Sea LP1, L.P. and K-Sea LP2, L.P., K-Sea LP and K-Sea OLP have been bound by the restrictions of Sections 8(a) and 8(b) of the Original Financial Agreement, as amended through the date hereof, from the time the Initiation Notice is delivered, until released by the Secretary.

     (v) K-Sea LP and K-Sea OLP shall have at the MLP Closing evidence that all liens and all non-Title XI debt relating to the Vessels and Additional Vessels, if any, are subordinated or discharged in a manner acceptable to the Secretary and that all non-Title XI debt that is not subordinated to the Secretary has been discharged in a manner acceptable to the Secretary. K-Sea LP and K-Sea OLP shall have provided to the Secretary at the MLP Closing with evidence in form and substance satisfactory to the Secretary from KeyBank N.A. and The CIT Group/Equipment Financing Inc. that KeyBank N.A. and The CIT Group/Equipment Financing Inc. do not have any interest in the Secretary's collateral and will not request an interest in the Secretary's collateral. If the DBL 102 is delivered after the MLP Closing, K-Sea LP and K-Sea OLP shall have provided to the Secretary at the delivery closing of the DBL 102 evidence from KeyBank N.A. and The CIT Group/Equipment Financing Inc. that KeyBank N.A. and The CIT Group/Equipment Financing Inc. do not have any interest in the DBL 102.

     (w) K-Sea LP and K-Sea OLP shall have executed declarations at the closing regarding lobbying activities pursuant to the provisions of 31 U.S.C. 1352

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and the Lobbying Disclosure Act of 1995 (Public Law 104-65) disclosing all covered lobbying activities with respect to the MLP transaction.

     (x) K-Sea LP and K-Sea OLP shall have paid to the Secretary an assumption fee of $36,000 respecting the assumption and exchange of the Obligations by K-Sea LP and K-Sea OLP in accordance with the terms of the Act;

     (y) Each of the entities described in Recitals E(i) and (ii) above and each of K-Sea LP and K-Sea OLP shall have continued, granted or caused to be granted to the Secretary a fully perfected, first priority security interest in each of the assets that constitute the Security; and each shall duly effect the filing of a Uniform Commercial Code financing statement (UCC-1) with the Secretary of State of the State of Delaware and of the State of Texas, as appropriate, to perfect the Secretary's interests in the Security;

     (z) On or prior to the MLP Closing Date, CIT, GATX Financial Corporation (f/k/a TBU Financial, Inc.), a Delaware corporation, Fifth Third Leasing, an Ohio corporation, and Maritrans Operating Company, L.P., a Delaware limited partnership, shall have executed all releases, terminations and consents evidencing the payment and complete satisfaction of all current obligations by the Original K-Sea Entities;

     (aa) CIT, KeyBank, K-Sea LP and K-Sea OLP shall have executed the Revolving Credit Facility dated as of the MLP Closing Date;

     (bb) CIT and KeyBank shall have executed and delivered to the Secretary a "No-Lien Certificate" in form and substance satisfactory to the Secretary.

ARTICLE IV.       CONTINUATION IN EFFECT

     Except as expressly amended by this Amendment, the Guarantee Commitment shall remain in full force and effect.

ARTICLE V.        COUNTERPARTS

     This Amendment may be executed in any number of counterparts. All such counterparts shall be deemed to be originals, and together shall constitute but one and the same instrument.

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ARTICLE VI.       GOVERNING LAW

     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES OF AMERICA, TO THE EXTENT APPLICABLE, AND OTHERWISE IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).


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     IN WITNESS WHEREOF, this Amendment No. 1 to Commitment to Guarantee
Obligations has been executed by the parties hereto as of the day and year first above written.

                                      UNITED STATES OF AMERICA,
                                      SECRETARY OF TRANSPORTATION

                                      BY: MARITIME ADMINISTRATION


                                      BY:  /S/ JOEL C. RICHARD
                                          --------------------
                                          Secretary
                                          Maritime Administration
 /S/ SARAH J. WASHINGTON
-------------------------------
Attest:


                                      K-SEA TRANSPORTATION PARTNERS
                                      L.P., by its general partner K-Sea General
                                      Partner L.P., by its general partner K-Sea
                                      General Partner GP LLC


                                      BY:  /S/ JOHN J. NICOLA
                                          --------------------
                                         Name: John J. Nicola
                                         Title: Chief Financial Officer
 /S/ TERRY GILL
-------------------------------
Attest:


                                      K-SEA OPERATING PARTNERSHIP L.P.,
                                      by its general partner K-Sea OLP GP, LLC


                                      BY:  /S/ JOHN J. NICOLA
                                          --------------------
                                         Name: John J. Nicola
                                         Title: Chief Financial Officer
 /S/ TERRY GILL
-------------------------------
Attest:

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